SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 13, 2004



                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                        000-50093               27-0000798
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(State or other                 (Commission file           (IRS employer
jurisdiction of                      number)               identification no.)
incorporation)



             1500 Market Street, Philadelphia, PA         19102-2148
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)




        Registrant's telephone number, including area code (215) 665-1700
                                                           --------------

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Item 5.  Other Events.

On May 13, 2004, Brian L. Roberts, President and Chief Executive Officer of Comcast Corporation, sent a letter to Institutional Shareholder Services stating his intention to abstain from participation in the Governance and Directors Nominating Committee of the Board of Directors. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c). Exhibits

Exhibit 99.1     Brian L. Roberts letter to Institutional Shareholder Services.






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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 13, 2004                         COMCAST CORPORATION

                                             By: /s/ Arthur R. Block
                                                 ------------------------
                                                 Arthur R. Block
                                                 Senior Vice President,
                                                 Secretary and General Counsel













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